 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	March 31, 2020

Tompkins Financial Corporation
(Exact name of registrant as specified in its charter)

New York	1-12709	16-1482357
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

118 E. Seneca Street, PO Box 460, Ithaca, New York	14851
(Address of Principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(607) 273-3210

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 par value	TMP	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01 Regulation FD Disclosure

On March 31, 2020, Tompkins Financial Corporation (the “Company”) commenced a discounted loan program available to non-executive employees who have encountered increased expenses or decreased income as a result of the COVID-19 pandemic, as well as additional pay for employees whose essential work requires them to be on-site. The Company plans to issue a press release on April 1, 2020, announcing this program. A copy of this press release is being furnished as Exhibit 99.1 to this Report.

The Company’s four banking subsidiaries have announced programs available to provide temporary loan payment forbearance to business and consumer customers adversely affected by the COVID-19 pandemic and the government’s travel/business restrictions in response thereto, as well as a transition to drive-up and appointment-only services at all branches. Copies of these announcements are available on the Company’s website (https://www.tompkinsfinancial.com/about-us/news-feed) or on the appropriate bank specific website (https://www.bankofcastile.com/news, https://www.mahopacbank.com/news, https://www.tompkinstrust.com/news, https://www.vistbank.com/news).

The Company’s four banking subsidiaries have also announced fee waiver programs for consumers and business customers which are designed to ease the adverse impact of the COVID-19 pandemic, and the government’s travel/business restrictions in response thereto, on these customers. Copies of these announcements are available on each of our banking subsidiary websites (https://www.tompkinstrust.com/coronavirus-readiness;https://www.mahopacbank.com/coronavirus-readiness; https://www.bankofcastile.com/coronavirus-readiness; https://www.vistbank.com/coronavirus-readiness). Information on our websites is not incorporated by reference in, and does not constitute part of, this Report.

Item 9.01 Financial Statements and Exhibits

(a)	Not applicable.
(b)	Not applicable.
(c)	Not applicable.
(d)	Exhibits.

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Tompkins Financial Corporation to be issued on April 1, 2020
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOMPKINS FINANCIAL CORPORATION

Date: March 31, 2020	/S/ Stephen S. Romaine
Stephen S. Romaine President and CEO